SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 19, 2007
 Date of Report (date of earliest event reported):

BETTER BIODIESEL, INC.
 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

355 South 1550 West
Spanish Fork, UT 84660
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 990-2810

Mountain States Holdings, Inc.
(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 19, 2007, the Board of Directors (the “Board”) of Better Biodiesel, Inc. (the “Company”) elected John K. Robinson, Ph. D, to the Board. Currently, Mr. Robinson serves as chief executive officer of Houston, Texas-based ChemConnect, Inc. (“ChemConnect”), which he joined in 2000. ChemConnect is an electronic marketplace for buying and selling chemical feedstocks, commodity and specialty chemicals and polymers. Between 1983 through 2000, Mr. Robinson was employed with BP, p.l.c. (British Petroleum, “BP”) as Group VP and member of the BP Chemicals Executive Committee. Mr. Robinson earned his Ph.D. in chemistry from Rice University, and an MBA in Finance from the University of Houston.

Also on June 19, 2007, the Board elected Steve A. Nordaker to the Board. Currently, Mr. Nordaker is Senior Vice President of Finance for The Energy Capital Group (“ECG”), a Houston-based development company dedicated to building, owning, and operating gasification units for the refining, petrochemical, and fertilizer industries. Prior to joining ECG, Mr. Nordaker was employed with JP Morgan Chase and its predecessor entities between 1982 and 2001, where he served as a Managing Director in the Energy Group, specializing in downstream energy and petrochemical, oil refining, pipeline, mining, and commodity/specialty/basic chemical companies. He received an MBA from University of Houston and a BS in Chemical Engineering from South Dakota School of Mines and Technology.

The Board does not expect to name either Mr. Robinson or Mr. Nordaker to any committee of the Board at this time. To the extent that any information called for in Item 404(a) of Regulation S-B is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four days from when this information becomes available.

Concurrent with the election of Mr. Robinson and Mr. Nordaker to the Board, on June 19, 2007, directors Peter Kristensen and Briton McConkie resigned from their positions as directors on the Board. Mr. Kristensen will continue to serve in his position as Vice President of Corporate Development of the Company and Mr. McConkie will continue to serve in his position as Vice President of Business Development of the Company. Mr. Kristensen’s and Mr. McConkie’s resignations from the Board do not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, or regarding the general direction of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(b)  Exhibits.

 On June 20, 2007, the Company issued the press releases attached hereto as Exhibit 99.3 and 99.4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 19, 2007

BETTER BIODIESEL, INC.

By:	/s/ Ron Crafts
Ron Crafts Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.3	Press Release issued June 20, 2007

99.4	Press Release issued June 20, 2007